                                                       SUBSCRIPTION DOCUMENT D


                             AMERICAN CRYSTAL SUGAR COMPANY

                                     STATEMENT OF
                            REPRESENTATIONS AND WARRANTIES
                                   FOR NEW MEMBERS


Name and address of new member
_________________________________________________
_________________________________________________
_________________________________________________


The undersigned hereby declares and represents to the Company as follows:

1. The grower is eligible for membership in the Company by being: (i) engaged in the production of agricultural products as a farmer; and (ii) a bona fide sugarbeet farm operator who is and will be (a) the legal owner of the sugarbeet crop; (b) one who has the majority financial interest in the crop; (c) one who has general control of the sugarbeet operation on the farm where the sugarbeet crop is grown, and (d) one who is a "bona fide farmer" eligible to borrow from federal land banks.

2. The grower has not been or will not be guaranteed cash rent or guaranteed cash lease payments by any party for stock issued or to be issued in the name of the grower.

3. The grower has no agreements or understandings, written or otherwise, with any parties and/or individuals in regard to the planting, growing, harvesting and delivery of sugarbeets which require (a) guaranteed cash payments; (b) transfer of common or preferred stock of the Company to such party; or (c) amend or alter any partnership or joint venture agreement after the stock has been issued to the grower.

4. The grower is and will be at risk as to the planting, growing, harvesting and delivery of beets.

5. Should it be determined the grower is a nonqualified owner of stock in the Company, the undersigned agrees to hold harmless and indemnify the Company and all shareholders of the Company for any and all loss or damages the Company or its shareholders may sustain as a result of the grower being found to be a nonqualified owner of stock in the Company.

6. The grower acknowledges that he or she may be expelled from membership in the Company should it be determined that he or she is a nonqualified member of the Company as provided by the bylaws of the Company.

7. The grower is and will be required to grow and deliver sugarbeets to the Company under the five year agreement and annual contract between the Company and the grower. Failure to grow and deliver beets to the Company pursuant to said five year agreement and annual contract may be cause for expulsion of the grower as a member of the Company.

8. Hauler identification cards issued to the grower must be used for the delivery of beets by the grower.

9. The grower does not have any agreement or understanding with any party which would grant such party any equity or beneficial ownership interest in the shares of common and preferred stock to be purchased by the grower in the sale referenced in this statement of representations and warranties.

INSTRUCTIONS: If the shareholders are co-owners or joint owners, each should sign. If the shareholder is a corporation, an officer should sign and give his or her title. If the shareholder is a general partnership, a limited partnership, a partner, a general partner or an authorized member, respectively, he or she should sign and give his or her title and, by signing, certifies that he or she is entitled to sign on behalf of the entity.

This statement of representations and warranties has been signed by the undersigned at
____________________________ on ___________________ ,  1997.
(City or town)     (State)      (Month)     (Date)

                                  ____________________________________________
                                  (Signature)


THIS SUBSCRIPTION DOCUMENT D MUST BE ACCOMPANIED BY SUBSCRIPTION DOCUMENT C AND MUST BE RECEIVED BY THE COMPANY AT ITS CORPORATE OFFICE, 101 NORTH THIRD STREET, MOORHEAD, MINNESOTA 56560, NO LATER THAN NOVEMBER 21, 1997 AT 5:00 P.M. PAYMENT FOR THE SHARES REFERENCED IN SUBSCRIPTION DOCUMENT C IS NOT REQUIRED AT THIS TIME BUT WILL BE REQUIRED WITHIN TWENTY (20) DAYS OF NOTICE THAT THE REQUESTED SHARES ARE AVAILABLE FOR PURCHASE UPON THE TERMS DESCRIBED ABOVE.